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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported) September 11, 2002
                                                        ------------------

                            WEST ESSEX BANCORP, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

      United States                  0-29770                   22-3597632
      -------------                  ---------                 ----------
(State or other Jurisdiction of      (Commission             (IRS Employer
incorporation or organization)       File Number)            Identification No.)


                417 Bloomfield Avenue, Caldwell, New Jersey 07006
                -------------------------------------------------
                    (Address of principal executive offices)

                                 (973) 226-7911
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)







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ITEM 5.  OTHER EVENTS.
         -------------

      On September 11, 2002, Kearny Financial Corp. ("Kearny") and West Essex Bancorp, Inc. ("West Essex Bancorp") entered into an Agreement and Plan of Merger (the "Merger Agreement"). Kearny is the parent company of Kearny Federal Savings Bank, a federally-chartered savings bank, and is a federally-chartered mid-tier holding company and wholly-owned subsidiary of Kearny MHC, a federally-chartered mutual holding company. West Essex Bancorp is the parent company of West Essex Bank, a federally-chartered stock savings bank, and is a federally-chartered mid-tier holding company and wholly-owned subsidiary of West Essex Bancorp, M.H.C. ("West Essex MHC"), a federally-chartered mutual holding company.

      Pursuant to the Agreement, the mutual holding company structure of West Essex MHC will be eliminated and West Essex Bank will ultimately merge with and into Kearny Federal Savings Bank. The stockholders of West Essex Bancorp other than West Essex MHC (the "Public Stockholders") will receive $35.10 in cash in exchange for each share of common stock.

      The transaction is subject to several conditions, including the receipt of regulatory approvals and the approval of the stockholders of West Essex Bancorp. In connection with the transaction, Kearny Federal Savings Bank will appoint Mr. Leopold W. Montanaro, Chairman, President and Chief Executive Officer of West Essex Bancorp to its board of directors and will establish a West Essex Advisory Board of Directors, which will include all the remaining directors of West Essex Bank. The depositors of West Essex Bank will become depositors of Kearny Federal Savings Bank.

      Information contained in the exhibits to this current report on Form 8-K may contain statements which are forward-looking in nature, such as references to strategic plans and expectations. These forward-looking statements are inherently uncertain, and actual results may differ from West Essex Bancorp's expectations. Risk factors that could impact current and future performance could include but are not limited to: failure to realize or realize fully within the expected time frame anticipated benefits from the transaction; difficult or costly integration of the businesses; adverse changes in the economy of West Essex Bancorp's primary market; and changing requirements of federal and state regulatory agencies that could materially impact future operations of West Essex Bancorp

      The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the complete text of such document, which is filed as Exhibit 2.1 to this Form 8-K and which is incorporated herein by reference in its entirety.

      A press release announcing the transaction was issued on September 11, 2002, a copy of which is filed as Exhibit 99.1 to this Form 8-K and which is incorporated herein by reference in its entirety.




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ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ----------------------------------------

         Exhibit 2.1 Agreement and Plan of Merger by and between Kearny Federal Savings Bank, Kearny Financial Corp. and Kearny MHC and West Essex Bank, West Essex Bancorp, Inc. and West Essex Bancorp, M.H.C dated September 11, 2002.

         Exhibit 99.1   Press Release dated September 11, 2002.





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WEST ESSEX BANCORP, INC.


Dated: September 12, 2002              By: /s/ Leopold W. Montanaro
                                           -------------------------------------
                                           Leopold W. Montanaro
                                           President and Chief Executive Officer







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